UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2016

Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569
(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices, Including Zip Code)

(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On March 3, 2015, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter and fiscal year ended December 31, 2015 (the “Earnings Release”). In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in Appendix A hereto. Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized therein. A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is included within the Earnings Release.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

All of the information furnished in Items 2.02 and 9.01 of this report and the accompanying appendix and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about expected market share gains, future conditions in the housing or credit markets, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this report was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s growth strategies, including market share gains, potential acquisitions, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices, credit markets and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent filing on Form 10-K with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Name: Donald F. McAleenan
Title: Senior Vice President,
General Counsel and Secretary

Dated: March 3, 2016

APPENDIX A

Use of Non-GAAP Financial Measures

We occasionally utilize financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for modeling our future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Our calculation of Adjusted EBITDA is not necessarily comparable to similarly titled measures reported by other companies. We have provided a definition below for these non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, we have provided a reconciliation within the Earnings Release to reconcile these non-GAAP financial measures utilized therein to its equivalent GAAP financial measure.

Adjusted EBITDA

We define Adjusted EBITDA as GAAP net income (loss) before depreciation and amortization, interest expense, income taxes, gain (loss) on sale of assets, (income) loss from closed locations, and other non-cash or special items including asset impairments, facility closure costs, acquisition costs, severance, transaction and integration costs, and stock compensation expense. Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our business and believes that Adjusted EBITDA provides a meaningful measure of our performance because it eliminates the effects of period to period changes in taxes, costs associated with capital investments, interest expense, stock compensation expense, and other non-cash and non-recurring items. Adjusted EBITDA is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income (loss) or other financial measures prepared in accordance with GAAP. When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to our debt outstanding. We provide a reconciliation of Adjusted EBITDA to GAAP net income (loss). Because Adjusted EBITDA excludes some, but not all, items that affect net income (loss) and may vary among companies, Adjusted EBITDA presented by us may not be comparable to similarly titled measures of other companies. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay income taxes and thus does not reflect the funds generated from or used in operations or actually available for capital investments.

Adjusted Net Income

We define adjusted net income as GAAP net income from continuing operations before non-cash or special items including facility closure costs, acquisition or integration costs, debt prepayment premiums, stock warrant fair value adjustments, debt issuance cost write-offs, debt discount write-offs and tax valuation allowances. Our management uses adjusted net income as a supplemental measure in the evaluation of our business and believes that adjusted net income provides a meaningful measure of our performance because it eliminates the effects of period to period non-cash and non-recurring items. Adjusted net income is not a financial measure calculated in accordance with GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income or other financial measures prepared in accordance with GAAP. When evaluating adjusted net income, investors should consider, among other factors, (i) increasing or decreasing trends in adjusted net income, and (ii) whether adjusted net income has remained at positive levels historically. We provide a reconciliation of adjusted net income to GAAP net income. Because adjusted net income excludes some, but not all, items that affect loss from continuing operations and may vary among companies, adjusted loss from continuing operations presented by us may not be comparable to similarly titled measures of other companies.

Pro Forma Net Income

The Unaudited Pro Forma Condensed Combined Statement of Operations (“Pro Forma”) was prepared in accordance with Article 11 of Regulation S-X. It combines the historical results of Builders FirstSource for the three and twelve months ended December 31, 2014 and December 31, 2015 with the historical results of ProBuild Holdings, LLC (“ProBuild”) for the three and twelve months ended December 31, 2014 and the seven month ended July 31, 2015 giving effect to the ProBuild acquisition and related adjustments for a pro forma net income.

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release reporting financial results for the quarter and fiscal year ended December 20, 2015, issued by Builders FirstSource, Inc., on March 3, 2016.